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                                                                  Exhibit 10(dd)

                                FOURTH AMENDMENT
                                       TO
                             TRUST AGREEMENT NO. 5

        WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and AmeriTrust Company National Association entered into Trust Agreement No. 5, formerly known as Trust Agreement, (the "Agreement") effective October 28, 1987, which Agreement was amended on three previous occasions;

        WHEREAS, Society National Bank (the "Trustee") is the successor in interest to AmeriTrust Company National Association; and

        WHEREAS, Cleveland-Cliffs and the Trustee desire to amend the Agreement;

        NOW, THEREFORE, effective November 1, 1994, Cleveland-Cliffs and the Trustee hereby amend the Agreement to provide as follows:

        1. The first recital on page one of the Agreement is amended to provide as follows:

           "WHEREAS, certain benefits are or may become payable under the provisions of certain Deferred Compensation Agreements ("Agreements") between Cleveland-Cliffs, or between The Cleveland-Cliffs Iron Company and assumed by Cleveland-Cliffs, effective July 1, 1995, and certain executives ("Executives"), to the persons listed from time to time on Exhibit A hereto (as provided in Section 9(c) hereof) or to the beneficiaries of such persons (Executives and Executives' beneficiaries are referred to herein as "trust beneficiaries"), as the case may be;"

        2. Exhibit A to the Agreement, which Exhibit A is attached hereto and made a part hereof, is amended to provide as hereinafter set forth.



                            *          *          *





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        IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this
Fourth Amendment at Cleveland, Ohio, this 18th day of November, 1994.

                                        CLEVELAND-CLIFFS INC



                                        By /s/ R. F. Novak
                                           -------------------------------------
                                           Title: Vice President-Human Resources



                                        SOCIETY NATIONAL BANK



                                        By /s/ M. O. Minar
                                           -------------------------------------
                                           Title: Vice President

                                           /s/ Deanna J. Krizman
                                           -------------------------------------
                                           Trust Officer